STONEBRIDGE FUNDS

Stonebridge Aggressive Growth Fund

Stonebridge Growth Fund

Supplement dated December 29, 2005 to Prospectus dated February 28, 2005

This supplements certain information contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective December 29, 2005, the name of the Stonebridge Aggressive Growth Fund will be changed to the “Stonebridge Small-Cap Growth Fund.” All references in the current Prospectus and Statement of Additional Information to the “Stonebridge Aggressive Growth Fund” refer to the “Stonebridge Small-Cap Growth Fund” after this date.

The following replaces the “Investments” section on page 5 of the Prospectus.

Investments. Stonebridge Small-Cap Growth Fund seeks:

-	long-term growth of capital, and
-	short-term income as a secondary objective.

The Fund intends to achieve these objectives by:

-    investing primarily in common stocks which appear to have good prospects for superior earnings growth, and

-    investing at least 80% of the Fund’s assets in companies with smaller market capitalizations (total value of publicly traded equity securities). Smaller companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of $100 million to $3 billion.

The Adviser selects stocks through careful analysis and intensive study of various industries and companies. It looks for companies with superior earnings growth potential, appreciation possibilities and relative investment values.

The weighted average market capitalization of the Fund's portfolio at any time, on a cost basis, will be below $3 billion.

The following paragraphs replace the first two paragraphs on page 9.

The Small-Cap Growth Fund's investment objectives are long-term growth of capital and short-term income as a secondary objective. These investment objectives, as well as the Fund’s policy of investing at least 80% of its assets in companies with smaller market capitalizations, may be changed without shareholder approval, with 60 days' notice.

The Small-Cap Growth Fund invests primarily in the common stocks of companies that the Adviser believes have good prospects for superior earnings growth. The weighted average market capitalization of the Fund’s portfolio at any time, on a cost basis, will be below $3 billion. The Small-Cap Growth Fund invests at least 80% of its assets in small capitalization companies (with market capitalizations ranging from $100 million to $3 billion at the time of purchase) which the Adviser believes may have higher growth rates than larger companies. The Fund may also invest in micro capitalization companies, which the Adviser defines as companies with market capitalizations of under $100 million. The Fund usually invests in stocks which are listed on an exchange or on the NASDAQ National Market System.

The following table replaces the table on page 4 of the Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2004)

Stonebridge Growth Fund	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes	9.16%	-5.85%	5.30%
Return After Taxes on Distributions[1]	9.16%	-6.92%	3.51%
Return After Taxes on Distributions and Sale of Fund Shares[1]	5.95%	-5.09%	4.06%
Standard & Poor’s 500 Index[2]	10.87%	-2.30%	12.07%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors which are tax-exempt or which hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The Standard & Poor’s 500 Index is an unmanaged index comprised of common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect taxes, fees, brokerage commissions, or other expenses of investing.

The following table replaces the table on page 6 of the Prospectus.

Average Annual Total Returns (for the periods ended December 31, 2004)

Stonebridge Small-Cap Growth Fund	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes	24.23%	5.58%	11.96%
Return After Taxes on Distributions[1]	24.23%	4.03%	9.52%
Return After Taxes on Distributions of Sales of Fund Shares[1]	15.75%	4.09%	9.27%
Russell 2000 Index[2]	18.32%	6.61%	11.54%
Russell 2000 Growth Index[3]	10.91%	-1.62%	4.81%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors which are tax-exempt or which hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The Russell 2000 Index is an unmanaged index which measures performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. The Index return reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect taxes, fees, brokerage commissions, or other expenses of investing.

(3) The Fund has changed its benchmark from the Russell 2000 Index to the Russell 2000 Growth Index because the Russell 2000 Growth Index provides a better comparison of the performance of small-cap growth companies. The Russell 2000 Growth Index is an unmanaged index which measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive an unbiased barometer of the small-cap growth market. The Index return reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect taxes, fees, brokerage commissions, or other expenses of investing.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.